Exhibit 10.4

February 28, 2019

General Electric Company

33-41 Farnsworth Street

Boston, MA 02210

Baker Hughes, a GE company

17021 Aldine Westfield Road

Houston, Texas 77073

Attention: William D. Marsh

RE: Intercompany Services Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Intercompany Services Agreement, dated as of November 13, 2018, by and between General Electric Company, a New York corporation (“GE”), and Baker Hughes, a GE company, LLC, a Delaware limited liability company (“BHGE LLC”), (the “Intercompany Services Agreement”) and to that certain Amendment No. 1 to the Master Agreement, dated as of January 30, 2019, by and among GE, Baker Hughes, a GE company, a Delaware corporation, and BHGE LLC. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Intercompany Services Agreement.

1.       Attached as Exhibit A is the Controls Tools List.

2.       If GE intends to discontinue any Controls Tool on the Controls Tools List, without limiting Section 6.04 of the Intercompany Services Agreement, GE shall provide BHGE with written notice as soon as reasonably practicable prior to such discontinuance.

3.       GE shall permit BHGE, from time to time and at any time, to substitute and replace individual users with new and additional users for all resources provided with respect to the GE Provided Control Tools Access that are linked to individual user credentials, in each case, subject to GE’s standard approval procedures in the ordinary course; provided that BHGE shall provide GE with reasonable advance written notice of such substitution, which notice shall include employee identification numbers or similar identifier necessary for GE’s SSO security system or successor system and any other reasonably requested information by GE with respect to each substitute user.

4.       The provisions of Sections 10.03 (Treatment of Confidential Information), 10.05 (Further Assurances), 10.06 (Notices), 10.07 (Entire Agreement), 10.08 (No Third-Party Beneficiaries), 10.09 (Amendment; Waiver), 10.10 (Governing Law), 10.11 (Counterparts; Electronic Transmission of Signatures), 10.12 (Assignment), 10.13 (Rules of Construction) and 10.14 (Non-Recourse) of the Intercompany Services Agreement are hereby incorporated into this letter agreement mutatis mutandis, as if references to the Intercompany Services Agreement were references to this letter agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed as of the date first written above by their respective officers.

GENERAL ELECTRIC COMPANY

By:	/s/ Robert Duffy
Name:	Robert Duffy
Title:	Vice President - Development

BAKER HUGHES, A GE COMPANY, LLC

By:	/s/ Lee Whitley
Name:	Lee Whitley
Title:	Corporate Secretary